Annual Fund Operating Expenses - Class P3 Shares - Voya US High Dividend Low Volatilty Fund - Class P3	Sep. 30, 2021	[1]
Operating Expenses:
Management Fees	0.29%
Distribution and/or Shareholder Services (12b-1) Fees	none
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.39%
Waivers and Reimbursements	(0.39%)	[2]
Total Annual Fund Operating Expenses after Waivers and Reimbursements	none

[1]	The expense information has been restated to reflect current contractual rates.
[2]	The adviser is contractually obligated to limit expenses to 0.00% for Class P3 shares, through October 1, 2022. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. Termination or modification of this obligation requires approval by the Fund’s board.